FIRST pactrust BANCORP, INC.™

Q1 2012 Earnings Results

April 2012

FIRST pactrust BANCORP, INC.

Forward-looking Statements

When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to First PacTrust Bancorp, Inc.'s ("FPTB," "First PacTrust," the "Company," "we," "us" or "our") future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the stock purchase agreement for the Company's pending acquisition of Gateway Bancorp or the merger agreement for the Company's pending acquisition of Beach Business Bank; (ii) the inability to complete the Gateway Bancorp or Beach Business Bank transaction due to the failure to satisfy each transaction's respective conditions to completion, including the receipt of regulatory approvals; (iii) risks that the Gateway Bancorp or Beach Business Bank transaction disrupts current plans and operations, the potential difficulties in customer and employee retention as a result of the pending transactions and the amount of the costs, fees, expenses and charges related to the proposed transactions; (iv) continuation or worsening of current recessionary conditions, as well as continued turmoil in the financial markets; (v) the credit risks of lending activities, which may be affected by further deterioration in the real estate markets, may lead to increased loan delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan losses not being adequate to cover actual losses and require us to materially increase our loan loss reserves; (vi) the quality and composition of our securities portfolio; (vii) changes in general economic conditions, either nationally or in our market areas; (viii) changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (ix) fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (x) results of examinations of us by regulatory authorities, and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (xi) legislative or regulatory changes that adversely affect our business, including changes in the interpretation of regulatory capital or other rules; (xii) our ability to control operating costs and expenses; (xiii) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xiv) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xv) the network and computer systems on which we depend could fail or experience a security breach; (xvi) our ability to attract and retain key members of our senior management team; (xvii) costs and effects of litigation, including settlements and judgments; (xviii) increased competitive pressures among financial services companies; (xix) changes in consumer spending, borrowing and saving habits; (xx) adverse changes in the securities markets; (xxi) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xxii) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xxiii) inability of key third-party providers to perform their obligations to us; (xxiv) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxv) war or terrorist activities; and (xxvi) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described from time to time in documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and First PacTrust undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

First Quarter 2012 -- Highlights

- ✓ $84 million of asset growth; with total assets reaching $1.1 billion at 3/31/12
  - ✓ 8.4% quarter-over- quarter and 29.7% year-over-year growth
- ✓ Strong organic loan and deposit growth with attractive pricing and credit metrics
  - ✓ $57 million of organic loan production in Q1, at average yield of 5.05% with total loans reaching $828 million representing 6.7% linked quarters growth, and 23% growth over 3/31/2011
  - ✓ $68 million of Q1 deposit growth; average cost of deposits remained flat quarter-over-quarter at 68 bps while mix and duration of deposits continues to improve; linked quarters growth of 8.7% with year-over-year growth of 34.7%
- ✓ 27 basis point expansion (7.6%) in Net Interest Margin with NIM reaching 3.65% vs. 3.38% at 12/31/2011
- ✓ Total delinquencies reduced to $7.1 million, or 0.85% of total loans. Represents 62% reduction linked quarters, and 87% reduction between 3/31/12 and 3/31/11.
  - ✓ Non-accrual loan balances declined by 4.7% linked quarters, from $19.3 million at 12/31/2011 to $18.3 million at 3/31/2012. Loans delinquent 90 days or more total $2.6 million, or 0.36% of gross loans.
  - ✓ Classified loans declined by 21.7% to $25.5 million compared to 12/31/2011; or 3.1% of total loans
  - ✓ OREO declined to $12.8 million (1.2% of total assets), fueled by more than $6 million in sales at a net recovery of $316 thousand
  - ✓ $0.7 million growth in General Valuation Allowance in support of new loan production, and continued economic uncertainty. $1.6 million reduction in total reserves related to change in ALLL reporting to comport with OCC Call Report guidelines
  - ✓ Closing in on integration of Beach Business Bank and Gateway Business Bank. Both companies are profitable and investment thesis in these companies remains sound

Q1 Earnings

- $377 thousand in net income after tax
- $1.1 million in pre-tax, pre-provision earnings*
- Net interest margin rose by 27 bps to 3.65%
- $1.4 million linked quarters expansion in net interest income due to increased volume of earning assets. $691 thousand in additional allowance for loan losses in support of new loan growth
- $316 thousand gain on sale of $6 million of OREO was offset by $250 thousand of net foreclosure expenses for legacy assets
- $400 thousand increase in labor expenses including payment of $330 thousand for change of control benefits to two former officers and some duplicate staffing related to relocation of corporate offices
- Pre-tax pre-provision earnings* momentum in-line with plan.
- Level of core earnings are supporting meaningful investments in organic and M&A growth initiatives that are expected to enhance long-term earnings and franchise value.

* Non-GAAP Reconciliation – Net income excluding OREO and foreclosure related charges(benefits), and gain/(loss) on sale of REO. See appendices

FIRST pactrust BANCORP, INC.

Loans

- Q1 2012 quarter end balance increased by $52.7 million to $828 million
- Loan production grew over Q4 2011 by $57 million with average coupon of 5.05% on organic growth and yield of 9.55% on purchased loans portfolio of $19.4 million of performing SFR loans
- Non-Accrual loans totaled $18.3 million, of which $2.6 million, or 0.31% of loans were delinquent more than 90 days.
- $12.9 million of SBLF production at average yield of 5.51% in Q1. PacTrust has generated $19.3 million of SBLF loans since receiving $32 million of funds in Q3 2011.


Outstanding Loan Balances
(amounts in $ millions / % annualized)
$850
$800
$750
$700
$650
$600
$550
$500
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12
End Bal	$671	$672	$696	$776	$828
Avg Bal	$672	$666	$679	$707	$807
Yield	4.56%	4.52%	4.57%	4.55%	4.72%

Deposits

- Q1 2012 ending deposits grew by $68 million over 12/31/2011 to $854 million.
  - De novo branches added $25.5 million in deposits in Q1 2012
- Q1 2012 cost of deposits declined 1 basis point to 0.66% when compared to the cost of deposits for the quarter ended December 31, 2011 of 0.67%
  - Impact of focus on checking and savings account relationship sales focus
  - Extended CD maturities to benefit Bank in rising rate environment
- Linked quarters growth in total number of relationships
  - Added 951 net new consumer and business checking accounts in Q1, 2012


Outstanding Deposit Balances
(amounts in $ millions / % annualized)
$800
$750
$700
$650
$600
$550
$500
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12
End Bal	$634	$686	$712	$786	$854
Avg Bal	$639	$661	$705	$747	$814
Cost	0.80%	0.74%	0.76%	0.67%	0.66%

FIRST pactrust BANCORP, INC.

Branch Network

- 14 Branch locations serving San Diego, Los Angeles, Orange, and Riverside Counties
- Includes the five De Novo branches opened in La Jolla, San Marcos, Century City, Santa Monica, and Tustin
- Branches are exceeding growth goals thereby accelerating break-even point
- Short-term earnings drag from investments in facilities and personnel will be recovered in added franchise value and enhanced earnings

La Jolla:	*March 2011*	*$31.8 million in deposits*
San Marcos:	***June 2011***	***$22.8 million in deposits***
Century City:	***October 2011***	***$20.9 million in deposits***
Santa Monica:	***March 2012***	***$3.4 million in deposits***
Tustin:	***March 2012***	***$2.2 million in deposits***

Net Interest Margin

- Net interest margin for Q1 2012 rose by 27 bps over Q4 2011 levels primarily driven by 28 bps increase in yield on our assets which reflects the higher coupon rates on the newer book of business
- Average earning assets grew $85 million or 9.5% in Q1 over linked quarters with higher yielding new production
- Interest bearing liabilities for Q1 2012 grew $88 million or 11.5% over linked quarter
- Cost of funds remained flat to Q4 2011 at 68 bps


Components of Net Interest Margin
(amounts in $ millions / % annualized)
$900
$850
$800
$750
$700
$650
$600
$550
$500
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12
Earn Assets	$634	$686	$829	$888	$973
Dep & Borr	$639	$661	$723	$764	$852
Yield	4.52%	4.36%	4.24%	3.96%	4.24%
Cost of Funds	1.00%	0.88%	0.76%	0.68%	0.68%
NIM	3.63%	3.56%	3.61%	3.38%	3.65%

Non-Interest Income

- Q1 2012 non-interest income was $503 thousand net of a $39 thousand loss on sale of securities; slightly better than Q4 2011 NII of $498 thousand
- Excluding the gain/(loss) on sale of securities, linked quarters non-interest income increased $44 thousand over Q4 2011
  - Slight increase in prepayment penalties, and investment production (ENSI) income


Customer Service Fees
(amounts in $ thousands)
$400
$375
$350
$325
$300
$275
$250
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Customer Service Fees
$338
$373
$396
$366
$361

FIRST pactrust BANCORP, INC.

Non-Interest Expense

- Non-interest expense decreased by $3.0 million from $11.2 million for Q4 2011 to $8.2 million in Q1 2012
  - Significantly lower OREO and foreclosure related charges, as well as a gain of $316 thousand on sale of OREO
  - Salaries and occupancy expenses grew by $.5 million in Q1 2012 consistent with planned strategic initiatives, such as branch and infrastructure expansion
    - Q1 2012 salaries & employee benefits grew by $.4 million reflecting additions in branch & change of control payments of $330 thousand to two former officers.
    - Occupancy expenses increased by $77 thousand to continue support of new branch openings and relocation of the headquarters
  - OREO expenses have been reduced significantly over Q4 2011 reflecting the results of our asset resolution activities


Non-interest Expense
(amounts in $ thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-

	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12
Non-interest Expense	$6,816	$5,999	$7,661	$11,213	$8,218


Selected Expenses
(amounts in $ thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-

	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12
REO/FrclsurExp	$1,131	$720	$1,994	$3,455	$306
Prof Srvcs	$335	$414	$667	$705	$543
Salaries	$3,381	$2,856	$3,251	$4,427	$4,867

FIRST pactrust BANCORP, INC.

Credit Metrics

Significantly improved asset quality

Delinquencies declined by 87% from $54.8 million at 3/31/2011 to $7.1 million at 3/31/2012

(30-59), (60-89), and (90+) Delinquencies

(amounts in $ millions)


$40
$30
$20
$10
$0

	30-59	60-89	90+
Q1 11	$20.9	$6.3	$27.6
Q2 11	$16.1	$4.0	$14.2
Q3 11	$6.8	$2.5	$8.3
Q4 11	$8.3	$2.5	$7.8
Q4 12	$3.7	$0.8	$2.6

Asset Quality Trends


9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%

	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12
DQ/Loans	8.2%	5.2%	2.5%	2.3%	2.0%
NPL / Loans	4.1%	2.1%	1.1%	2.5%	2.2%
Classified / Loans	6.1%	5.1%	4.0%	3.7%	2.0%
NPA / Assets	4.1%	3.3%	3.1%	3.4%	2.9%

Nonperforming loans include loans delinquent more than 89 days and nonaccrual loans..

FIRST pactrust BANCORP, INC.

Credit quality

- At 3/31/2012 , 30-89 days and 90+ days delinquencies were at their lowest levels in the last 5 quarters; $4.5 and $2.6 million respectively; 58% and 67% decline over their respective balances at the end of Q4 2011

- OREO declined to $12.8 million vs. $14.7 million at December 31, 2011; driven by sale of ten 1-4 family REO properties; at a net recovery of $316 thousand

- Q1 2012 Net Loan Charge-offs were at $2.3 million compared to $.3 million in Q4 2011; the increase was driven largely by mandated changes in reporting requirements for thrifts regulated by the OCC

- Results of strong collection efforts and intention to efficiently move problem credits through the collection cycle

Delinquencies & NPA Components

(amounts in $ millions)


$30
$20
$10
$0

	30-89 Day	90+ Day	OREO
Q1 11	$27.2	$27.6	$6.4
Q2 11	$20.1	$14.2	$15.0
Q3 11	$9.3	$8.3	$20.6
Q4 11	$10.7	$7.8	$14.7
Q1 12	$4.5	$2.6	$12.8

Credit quality and provision

- Elimination of SVA in Q1 2012 is a result of change in regulatory reporting from OTS to OCC format with all SVAs charged off. Magnitude of charge-off mitigated by improved credit quality.
- Added $0.9 million to GVA in support of loan growth in Q1 2012
- The allowance for loan losses decreased from $12.8 million, or 1.6% of loans, as of December 31, 2011, to $11.3 million, or 1.3% of loans, as of March 31, 2012, and represents 431% coverage on $2.6 million of loans delinquent more than 90 days

Allowance for Loan & Lease Losses

(amounts in $ millions / %)


12.0
10.0
8.0
6.0
4.0
2.0
0.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0

	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12
GVA	8.0	7.1	7.0	9.1	10.0
SVA	3.9	1.3	2.0	3.7	1.3
ALLL	$11.9	$8.4	$9.0	$12.8	$11.2
as a % of 90+ Delq.	43.0%	59.0%	108.0%	164.0%	431.0%

OREO Overview

DATA AS OF MARCH 31, 2011

	PACIFIC TRUST BANK	PTB PROPERTY HOLDINGS LLC
TOTAL NUMBER OF ASSETS	15	5
BOOK VALUE OF ASSETS	$6,921,651	$5,921,637
BREAKDOWN:		
RESIDENTIAL	87%	
COMMERCIAL		20%
LAND	13%	80%

* All OREO is carried at levels no more than 91% of the most recent appraised value.

- Sold 10 assets representing $5,4 million of book value at net gain of $316M
- Strong sales momentum in Q2

Capital

- Continued strong capital position at Bancorp and Pacific Trust Bank
  - At March 31, 2012 the Bank's total core capital to adjusted tangible assets stands at 11.8% and total risk-based capital ratio stands at 17.1%
  - Reduction in Capital Ratios driven by quarter-over-quarter asset growth of more than 7%
- FPTB's tangible common equity to asset ratio is 14.0% at March 31, 2012
  - FPTB maintains sufficient equity to support existing M&A commitments and organic growth
- Book value per share of $13.04 as of March 31, 2012.

*Non-GAAP Reconciliation – see appendices

TCE to Assets*


20.0%
15.0%
10.0%
5.0%
0.0%

	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12
TCE to Assets	16.3%	18.2%	17.2%	15.3%	14.0%

Pacific Trust Bank Regulatory Capital Ratios

Ratio	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12
Total Core Capital	12.1%	11.6%	14.3%	13.1%	11.8%
Tier 1 Risk-based Capital	16.0%	16.0%	19.7%	17.3%	15.9%
Total Risk-based Capital	17.3%	17.2%	20.7%	18.6%	17.1%

FIRST pactrust BANCORP, INC.

Other items

Beach Acquisition

- Awaiting FRB approval
- Expected to close Q2 2012
- Beach reported total assets of $299 million and net income of $.5 million for the quarter ended March 31, 2012.

Gateway Merger

- Awaiting OCC approval; OCC granted extension of time to process application
- Expected to close mid 2012
- Gateway reported Q1 earnings of $167 thousand fueled by strong gain on sale with total assets reaching $180 million

Liquidity

- FPTB and Pacific Trust Bank have sufficient on-balance sheet liquidity to fund daily activities
- FPTB raised an additional $31.2 million (net) of cash through a $33 million senior notes offering; 8 year term at 7.5% coupon
- Cash and equivalents total $175 million or 16.0% of assets
- Securities total $101.5 million or 9.3% of assets

Regulatory Update

- OCC and FRB examinations completed during Q1
- OCC terminated the August 2009 MOU, effective April 4, 2012

Summary – Continuing to Execute on Qualitative Growth Plans

- ✓ $84 million of asset growth; with total assets reaching $1.1 billion at 3/31/12
- ✓ Strong organic loan and deposit growth with attractive pricing and credit metrics
- ✓ 27 basis point expansion (7.6%) in Net Interest Margin with NIM reaching 3.65% vs. 3.38% at 12/31/2011
- ✓ Total delinquencies declined to $7.1 million, or 0.85% of total loans. Represents 62% reduction linked quarters, and 87% reduction between 3/31/12 and 3/31/11.
- ✓ Improved quality of potential future earnings
  - ✓ Lending platforms produced $57 million of loans with strong yields
  - ✓ New branches delivering organic funding growth with lower cost of deposit
  - ✓ Modest growth in non-interest income
- ✓ Strong capital position
- ✓ Strong liquidity position
- ✓ Solid relations with regulators with meaningful elimination of long-term MOU during Q2
- ✓ Closing in on integration of Beach Business Bank and Gateway Business Bank. Both companies are profitable and investment thesis in these companies remains sound

Appendices

FIRST pactrust BANCORP, INC.

Non-GAAP Financial Information

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include tangible common equity, pre-tax pre-provision income adjusted for OREO charges and non-interest income excluding gain on sale of securities.

Tangible common equity is calculated by excluding preferred equity from stockholders' equity and excluding any intangible assets (of which we currently have none) from assets. We believe that this is consistent with the treatment by our regulatory agency, which excludes any intangible assets from the calculation of risk-based capital ratios. Accordingly, management believes that these non-GAAP financial measures provide information to investors that is useful in understanding the basis of our risk-based capital ratios.

Pre-tax pre-provision earnings is total net income plus income tax and provision expense or benefits. Pre-tax pre-provision earnings adjusted for OREO charges, is pre-tax pre-provision earnings plus the sum of, OREO-valuation allowance, foreclosure expenses net of rental income, and gain/(loss) on sale of OREO. Management believes that these two additional non-GAAP financial measures are useful because it enables investors and other to assess the Company's ability to generate capital to cover losses through a credit cycle.

Non-interest income excluding gain on sale of securities is non-interest income for the applicable period less gain on sale of securities for such period. Management believes that excluding the gain on sale of securities provides a more useful period-to-period comparison of our non-interest income when assessing our operating performance.

The following table presents a reconciliation of tangible common equity to stockholders' equity (dollars in thousands):

	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	3/31/2012
Stockholders' equity	$ 136,009	$ 135,650	$ 160,475	$ 191,488	$ 184,495	$ 184,001
Less: Intangible assets	0	0	0	0	0	0
Less: Preferred stock	0	0	0	31,940	31,934	31,935
Tangible common equity	$ 136,009	$ 135,650	$ 160,475	$ 159,548	$ 152,495	$ 152,066

FIRST pactrust BANCORP, INC.

Non-GAAP Financial Information

(Continued)

The following table presents a reconciliation of pre-tax pre-provision income to net income (dollars in thousands):

	For the Year ending 3/31/2012	For the Quarter ending 12/31/2011	For the Quarter ending 9/30/2011	For the Quarter ending 6/30/2011	For the Quarter ending 3/31/2011
Net income	$ 377	$(5,614)	$ 664	$1,549	$ 693
Add: Income tax expense (benefit)	93	(1,721)	367	644	413
Add: Provision for loan losses	691	4,114	823	451	0
Pre-tax pre-provision income	1,161	(3,221)	1,834	2,644	1,106
Add: OREO-valuation allowance	14	2,957	1,329	137	421
Add: (Gain) loss on sale of OREO	(316)	(164)	104	51	768
Foreclosure Expense	292	461	317	533	(87)
Rental Income	(41)	(48)	(20)	(35)	(42)
Add: Operating expense, net of rental income	250	413	297	498	(129)
Pre-tax pre-provision income, adjusted for OREO charges	$ 1,109	$ (15)	$ 3,564	$ 3,330	$2,166

The following table presents a reconciliation of non-interest income to non-interest income, excluding gain-on-sale of securities (dollars in thousands):

	3/31/2012	12/31/2011
Non-interest income	$ 164	$ 499
Less: Gain-on-sale of securities	(39)	1
Non-interest income, excluding gain-on-sale of securities	$ 203	$ 498